Exhibit 99.1


             CORECOMM LIMITED CHANGES NASDAQ TICKER SYMBOL TO "COMM"


     New York, New York, (September 15, 1999) - CoreComm Limited ("COMMF") announced today that its Nasdaq National Market System ticker symbol will change from "COMMF" to "COMM". The change will be effective at the opening of the market on Friday, September 17, 1999.


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     For  further  information  please  contact  Kathleen  Makrakis,  Director -
Investor Relations at (212) 906-8457.